UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2018 (April 4, 2018)

GUGGENHEIM CREDIT INCOME FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	814-01117	47-2039472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes to Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On April 3, 2018, the audit committee (the "Audit Committee") of the board of trustees (the "Board") of Guggenheim Credit Income Fund (the "Company") voted to not re-engage PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm. On April 4, 2018 the Company dismissed PwC.
The reports of PwC on the Company’s financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the years ended December 31, 2017 and 2016, and the subsequent interim period through April 4, 2018, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the financial statements for such years. During the same periods, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, on April 5, 2018, the Company provided PwC with a copy of this Current Report on Form 8-K prior to filing this report with the Securities and Exchange Commission (the “SEC”). The Company has requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of such letter, dated April 9, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
Concurrent with the dismissal of PwC, the Audit Committee selected Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
During the period from January 1, 2016 through December 31, 2017, and the subsequent interim period through April 4, 2018, neither the Company nor anyone on its behalf consulted with EY regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 9, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND

Date: April 9, 2018	By:	/s/ Brian S. Williams
BRIAN S. WILLIAMS
Chief Financial Officer